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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in Registration Statement No. 33-59975 of Harrah's Entertainment, Inc. Form S-8 of our report dated July 12, 2002, appearing in this Annual Report on Form 11-K of the Harrah's Entertainment, Inc. Savings and Retirement Plan for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Memphis, Tennessee
July 15, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS